UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

My City Builders, Inc.
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

100 Biscayne Blvd, #1611

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On November 13, 2024, we received the resignation of TPS Thayer, LLC – Certified Public Accountants (“TPS”) as our independent accountant. The Company will engage HTL International, LLC (“HTL”) as our new independent accountants. The report of TPS on our financial statements for the fiscal year ended July 31, 2024, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the financial statements for the year ended July 31, 2024, contained a “going concern” paragraph. Our Board of Directors did not recommend or approve of the resignation of TPS. In connection with our audit for its most recent fiscal year ended July 31, 2024, and for the period up to the date of dismissal, we have had no disagreements with TPS, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of TPS, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on our financial statements for such year.  We have provided TPS, a copy of this report and requested that it furnish us with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees with the above statements. The TPS response letter is attached hereto.

On November 18, 2024, we engaged HTL as our new independent accountants.  During our two most recent fiscal years ended July 31, 2024, and through the date of this report, neither we, nor anyone on our behalf, has consulted with HTL regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and either a written report was provided to us or oral advice was provided that the new accountant concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions to this item) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

Item No.	Description
16.1	Letter dated November 18, 2024, from TPS Thayer, LLC

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

My City Builders, Inc.

/s/Yolanda Goodell
By: Yolanda Goodell	Date: November 18, 2024
Its: Interim Chief Executive Officer

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